Two Harbors Investment Corp. Investor Call May 24, 2017

Safe Harbor Statement F O R W A R D - L O O K I N G S T A T E M EN T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2016, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; the state of commercial real estate markets and our ability to acquire or originate commercial real estate loans or related assets; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Transaction Summary OVERVIEW OF TRANSACTION • Announced formation of Granite Point Mortgage Trust Inc. (“Granite Point”) and intent to contribute Two Harbors’ commercial real estate (“CRE”) assets in order to continue and expand the CRE lending business established by Two Harbors over the last two years • Proposed contribution of assets to occur concurrently with Granite Point’s initial public offering (“IPO”) • In exchange, Two Harbors will receive shares of Granite Point common stock and distribute the shares by means of a special dividend to stockholders after a customary lockup period following the IPO – Dividend distribution intended to be treated a return of capital to Two Harbors’ stockholders(1) • Contribution is subject to the approval of Two Harbors’ board of directors, satisfaction of closing conditions, REIT rules, Securities and Exchange Commission (“SEC”) clearance and market conditions GRANITE POINT MORTGAGE TRUST • Maryland corporation that will focus on directly originating, investing in and managing a portfolio of senior commercial mortgage loans and other CRE assets • Intends to elect and qualify to be taxed as a real estate investment trust (“REIT”) • Led by Jack Taylor and externally managed by Pine River Capital Management L.P. • Filed Form S-11 Registration Statement with the SEC with respect to proposed IPO 3 1) Return of capital to be equitably reflected across all cash and special dividends in the year of this dividend distribution.

Rationale: Maximize Stockholder Value 4 • Unlocks value potential of Two Harbors’ CRE business ― Allows opportunity for residential and commercial businesses to be valued independently with appropriate cost of capital ― Potential for greater investor appreciation for growing CRE business as a stand-alone REIT ― Potential for improved valuation for Two Harbors • Positions Two Harbors to benefit from simpler and more efficient business model ― Potential for higher valuation as a residential-focused mortgage REIT ― Opportunity to drive modestly better returns • Creates greater opportunity for growth — Granite Point will have targeted access to capital markets more in-line with its business • Two Harbors’ stockholders can continue to participate in the commercial mortgage lending opportunity by continuing to hold shares of Granite Point following special dividend distribution by Two Harbors

• Continue to execute on residential mortgage finance oriented business strategy ― Simpler and efficient business model with potential for greater returns ― Target assets: Agency MBS, MSR, Non-Agency MBS and other mortgage credit assets • Emphasis on growing MSR portfolio ― MSR paired with Agency RMBS drives attractive returns with lower risk profile • Extract value from legacy non-Agency portfolio and new issue credit assets ― Ability to realize future upside • Maintain execution of sophisticated risk management strategy ― Achieve attractive and comparable dividend yields while targeting less volatility and interest rate risk • Diversified funding profile and capital base ― Creative funding solutions through asset finance markets ― Traditional funding sources from banks, FHLB and unsecured debt markets ― Common and preferred equity capital base Two Harbors: Leading Residential Hybrid Mortgage REIT 5

Two Harbors' Projected Capital Allocation

DRIVING LONG-TERM STOCKHOLDER VALUE

- Rates[1] and Credit[2] strategies afford opportunity to drive strong returns

	Targeted ROEs	Capital Allocation 12/31/14	Capital Allocation 12/31/16	Long-term Trend	Key Objectives	Market Dynamics and Potential Opportunities
Rates[1]	10-15%	56%	58%	↑	• Continue to focus on new issue MSR to pair with Agency RMBS	• Agency RMBS highly liquid and financeable • Fed balance sheet reduction could make spreads more attractive • Better financing options for MSR
Credit[2]	9-14%	44%	27%	↑	• Portfolio positioned to benefit from strong underlying fundamentals • Take advantage of credit opportunities in existing or newer markets	• Legacy market is $560 billion; significant upside still available • Other markets provide opportunity; Jumbo 2.0, NPL, SFR and CRT markets are $130 billion and growing[3]
Commercial[4]		0%	15%	0%		

1) Assets in "Rates" include Agency RMBS, Agency Derivatives, MSR and Ginnie Mae buyout residential mortgage loans.
2) Assets in "Credit" include non-Agency MBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and credit sensitive residential mortgage loans.
3) "NPL" is non performing loans, "SFR" is single family rental, and "CRT" is GSE credit risk sharing.
4) Commercial consists of senior and mezzanine commercial real estate debt and related instruments.

6

(1) Data as of June 30, 2016, except where noted.